Exhibit 99.1

PGi Reports First Quarter 2012 Results: Organic Revenues Grew Nearly 9%* to $126.6M; Non-GAAP Diluted EPS from Continuing Operations $0.18*

Company Increases Financial Outlook for 2012

ATLANTA--(BUSINESS WIRE)--April 19, 2012--Premiere Global Services, Inc. (NYSE: PGI), a global leader in virtual meetings for 20 years, today announced results for the first quarter ended March 31, 2012.

In the first quarter of 2012, revenues as reported increased 8.3% to $126.6 million, compared to $116.9 million in the first quarter of 2011. Diluted EPS from continuing operations was $0.13 and non-GAAP diluted EPS from continuing operations was $0.18* in the first quarter of 2012, compared to diluted EPS from continuing operations of $0.06 and non-GAAP diluted EPS from continuing operations of $0.12* in the first quarter of 2011.

“During the first quarter, we continued to show solid momentum across our global business,” said Boland T. Jones, PGi founder, chairman and CEO. “At the same time, we are making great progress in transitioning PGi toward a software as a service model, as we continue to increase both our direct sales of iMeet® and GlobalMeet® and the number and quality of our distribution partners worldwide. As a result, we remain optimistic in our outlook for the remainder of the year.”

First Quarter 2012 Accomplishments

  Reported nearly 9% organic revenue growth as compared to the first quarter of 2011;
  Reported non-GAAP diluted EPS from continuing operations growth of over 50% as compared to the first quarter of 2011;
  Grew the annual revenue run-rate from iMeet and GlobalMeet by greater than 22% as compared to the fourth quarter of 2011;
  Provisioned over 11,000 iMeet and GlobalMeet licenses worldwide;
  Announced a multi-year, multi-million dollar strategic alliance with Deutsche Telekom, naming the integrated telecommunications company as the exclusive reseller of iMeet in Germany;
  iMeet selected as a finalist in the Best New Product category for the internationally renowned 2012 Edison Awards; and
  Repurchased nearly 250,000 shares of common stock in the open market under our share repurchase plan.

Financial Outlook

The following statements are based on PGi’s current expectations. These statements contain forward-looking statements and company estimates, and actual results may differ materially. PGi assumes no duty to update any forward-looking statements made in this press release.

Based on the strength of its first quarter results and current business trends, PGi increased its financial outlook for 2012. Based on current trends and foreign currency exchange rates, PGi now anticipates net revenues from continuing operations in 2012 will be in the range of $500-$510 million and non-GAAP diluted EPS from continuing operations will be in the range of $0.72-$0.75*.

PGi will host a conference call today at 5:00 p.m., Eastern Time, to discuss these results. To participate in the call, please dial-in to the appropriate number 5-10 minutes prior to the scheduled start time: (888) 211-4495 (U.S. and Canada) or (913) 312-1396 (International). The conference call will simultaneously be webcast. Please visit www.pgi.com for webcast details and conference call replay information, as well as the webcast archive and the text of the earnings release, including the financial and statistical information to be presented during the call.

* Non-GAAP Financial Measures

To supplement the company’s consolidated financial statements presented in accordance with GAAP, we have included the following non-GAAP measures of financial performance: non-GAAP operating income, non-GAAP net income from continuing operations, non-GAAP diluted net income per share (EPS) from continuing operations and organic growth. The company has also included these non-GAAP measures, as well as net revenues and segment net revenues, on a constant currency basis. Management uses these measures internally as a means of analyzing the company’s current and future financial performance and identifying trends in our financial condition and results of operations. We have provided this information to investors to assist in meaningful comparisons of past, present and future operating results and to assist in highlighting the results of ongoing core operations. Please see the table attached for calculation of these non-GAAP financial measures and for reconciliation to the most directly comparable GAAP measures. These non-GAAP financial measures may differ materially from comparable or similarly titled measures provided by other companies and should be considered in addition to, not as a substitute for or superior to, measures of financial performance prepared in accordance with GAAP.

About Premiere Global Services, Inc. │ PGi

PGi has been a global leader in virtual meetings for 20 years. Our cloud-based solutions deliver multi-point, real-time virtual collaboration using video, voice and file sharing technologies. PGi solutions are available via desktops, tablets or mobile devices, helping businesses worldwide be more productive, mobile and green. PGi has a global presence in 25 countries and an established base of more than 35,000 enterprise customers, including 75% of the Fortune 100™. In the last five years, we have hosted more than 725 million people from 137 countries in over 65 million meetings.

For more information, visit us at http://www.pgi.com.

Statements made in this press release, other than those concerning historical information, should be considered forward-looking and subject to various risks and uncertainties. Such forward-looking statements are made pursuant to the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 and are made based on management’s current expectations or beliefs as well as assumptions made by, and information currently available to, management. A variety of factors could cause actual results to differ materially from those anticipated in Premiere Global Services, Inc.’s forward-looking statements, including, but not limited to, the following factors: competitive pressures, including pricing pressures; technological changes and the development of alternatives to our services; market acceptance of new cloud-based, virtual meeting services, including our iMeet® and GlobalMeet® services; our ability to attract new customers and to retain and further penetrate our existing customers; risks associated with challenging global economic conditions; price increases from our telecommunications service providers; service interruptions and network downtime; technological obsolescence and our ability to upgrade our equipment or increase our network capacity; concerns regarding the security of transactions; future write-downs of goodwill or other intangible assets; greater than anticipated tax liabilities; restructuring and cost reduction initiatives and the market reaction thereto; our level of indebtedness; risks associated with acquisitions and divestitures; the impact of the sale of our PGiSend business; our ability to protect our intellectual property rights, including possible adverse results of litigation or infringement claims; regulatory or legislative changes, including further government regulations applicable to traditional telecommunications service providers and data privacy; risks associated with international operations and market expansion, including fluctuations in foreign currency exchange rates; and other factors described from time to time in our press releases, reports and other filings with the Securities and Exchange Commission, including but not limited to the “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2011. All forward-looking statements attributable to us or a person acting on our behalf are expressly qualified in their entirety by this cautionary statement.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2012	2011
	(Unaudited)

Net revenues	$126,603	$116,925
Operating expenses:
Cost of revenues (exclusive of depreciation and amortization shown
separately below)	53,450	47,342
Selling and marketing	34,034	36,112
General and administrative (exclusive of expenses
shown separately below)	15,281	13,781
Research and development	3,379	3,176
Excise and sales tax expense	-	21
Depreciation	7,945	7,725
Amortization	1,220	1,710
Restructuring costs	161	-
Asset impairments	25	19
Net legal settlements and related expenses	20	-
Total operating expenses	115,515	109,886

Operating income	11,088	7,039

Other (expense) income:
Interest expense	(1,772)	(2,081)
Interest income	4	16
Other, net	(70)	(211)
Total other expense	(1,838)	(2,276)

Income from continuing operations before income taxes	9,250	4,763
Income tax expense	3,024	1,831
Net income from continuing operations	6,226	2,932

Loss from discontinued operations, net of taxes	(47)	(31)

Net income	$6,179	$2,901

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	48,455	50,759

Basic net income per share
Continuing operations	$0.13	$0.06
Discontinued operations	-	-
Net income per share	$0.13	$0.06

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	48,929	51,071

Diluted net income per share
Continuing operations	$0.13	$0.06
Discontinued operations	-	-
Net income per share	$0.13	$0.06

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands, except share data)

	March 31,	December 31,
	2012	2011
	(Unaudited)
ASSETS
CURRENT ASSETS
Cash and equivalents	$23,751	$32,033
Accounts receivable (less allowances of $711 and $613, respectively)	81,432	72,518
Prepaid expenses and other current assets	14,140	13,906
Income taxes receivable	1,976	1,739
Deferred income taxes, net	1,007	1,090
Total current assets	122,306	121,286

PROPERTY AND EQUIPMENT, NET	102,690	103,449

OTHER ASSETS
Goodwill	297,205	295,690
Intangibles, net of amortization	9,809	10,906
Deferred income taxes, net	2,508	3,474
Other assets	9,081	8,016
TOTAL ASSETS	$543,599	$542,821

LIABILITIES AND SHAREHOLDERS' EQUITY
CURRENT LIABILITIES
Accounts payable	$45,886	$42,589
Income taxes payable	624	962
Accrued taxes, other than income taxes	3,344	3,611
Accrued expenses	25,814	28,999
Current maturities of long-term debt and capital lease obligations	3,765	3,845
Accrued restructuring costs	2,001	2,287
Deferred income taxes, net	375	386
Total current liabilities	81,809	82,679

LONG-TERM LIABILITIES
Long-term debt and capital lease obligations	188,153	195,963
Accrued restructuring costs	1,284	1,410
Accrued expenses	18,528	17,249
Deferred income taxes, net	2,194	1,783
Total long-term liabilities	210,159	216,405

SHAREHOLDERS' EQUITY
Common stock, $0.01 par value; 150,000,000 shares authorized,
50,185,721 and 50,144,703 shares issued and outstanding, respectively	502	501
Additional paid-in capital	474,844	475,013
Accumulated other comprehensive gain	12,692	10,809
Accumulated deficit	(236,407)	(242,586)
Total shareholders' equity	251,631	243,737
TOTAL LIABILITIES AND SHAREHOLDERS' EQUITY	$543,599	$542,821

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands)

	Three Months Ended
	March 31,
	2012	2011
	(Unaudited)
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$6,179	$2,901
Loss from discontinued operations, net of taxes	47	31
Net income from continuing operations	6,226	2,932
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation	7,945	7,725
Amortization	1,220	1,710
Amortization of debt issuance costs	147	234
Net legal settlements and related expenses	20	-
Payments for legal settlements and related expenses	(10)	-
Deferred income taxes	1,935	1,353
Restructuring costs	161	-
Payments for restructuring costs	(622)	(3,034)
Asset impairments	25	19
Equity-based compensation	2,082	1,792
Excess tax benefits from share-based payment arrangements	(86)	-
Provision for doubtful accounts	357	157
Changes in assets and liabilities, net of effect of acquisitions and dispositions:
Changes in working capital	(9,825)	(12,143)
Net cash provided by operating activities from continuing operations	9,575	745
Net cash used in operating activities from discontinued operations	(298)	(256)
Net cash provided by operating activities	9,277	489

CASH FLOWS FROM INVESTING ACTIVITIES
Capital expenditures	(7,497)	(7,327)
Other investing activities	(170)	(49)
Business dispositions	-	2,170
Net cash used in investing activities from continuing operations	(7,667)	(5,206)
Net cash used in investing activities from discontinued operations	(60)	-
Net cash used in investing activities	(7,727)	(5,206)

CASH FLOWS FROM FINANCING ACTIVITIES
Principal payments under borrowing arrangements	(15,069)	(9,223)
Proceeds from borrowing arrangements	7,000	23,971
Payments of debt issuance costs	(23)	-
Excess tax benefits of share-based payment arrangements	86	-
Purchase of treasury stock, at cost	(2,926)	(3,319)
Exercise of stock options	852	-
Net cash (used in) provided by financing activities from continuing operations	(10,080)	11,429
Net cash used in financing activities from discontinued operations	-	-
Net cash (used in) provided by financing activities	(10,080)	11,429

Effect of exchange rate changes on cash and equivalents	248	613

NET (DECREASE) INCREASE IN CASH AND EQUIVALENTS	(8,282)	7,325
CASH AND EQUIVALENTS, beginning of period	32,033	15,101
CASH AND EQUIVALENTS, end of period	$23,751	$22,426

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
(in thousands, except per share data)

	Three Months Ended
	March 31,
	2012	2011
	(Unaudited)
Non-GAAP Operating Income (1)
Operating income, as reported	$11,088	$7,039
Restructuring costs	161	-
Excise and sales tax expense	-	21
Asset impairments	25	19
Net legal settlements and related expenses	20	-
Equity-based compensation	2,082	1,792
Amortization	1,220	1,710
Non-GAAP operating income	$14,596	$10,581

Non-GAAP Net Income from Continuing Operations (1)
Net income from continuing operations, as reported	$6,226	$2,932
Elimination of non-recurring tax adjustments	249	450
Restructuring costs	113	-
Excise and sales tax expense	-	15
Asset impairments	18	13
Net legal settlements and related expenses	14	-
Equity-based compensation	1,457	1,272
Amortization	854	1,214
Non-GAAP net income from continuing operations	$8,931	$5,896

Non-GAAP Diluted EPS from Continuing Operations (1) (2)
Diluted net income per share from continuing operations, as reported	$0.13	$0.06
Elimination of non-recurring tax adjustments	0.01	0.01
Restructuring costs	-	-
Excise and sales tax expense	-	-
Asset impairments	-	-
Net legal settlements and related expenses	-	-
Equity-based compensation	0.03	0.02
Amortization	0.02	0.02
Non-GAAP diluted EPS from continuing operations	$0.18	$0.12

(1) Management believes that presenting non-GAAP operating income, non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations provide useful information regarding underlying trends in the company's continuing operations. Management expects equity-based compensation and amortization expenses to be recurring costs and presents non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations to exclude these non-cash items as well as non-recurring items that are unrelated to the company's ongoing operations, including non-recurring tax adjustments, restructuring costs, excise and sales tax expense, asset impairments and net legal settlements and related expenses. These non-cash and non-recurring items are presented net of taxes for non-GAAP net income from continuing operations and non-GAAP diluted EPS from continuing operations.

(2) Column totals may not sum due to the effect of rounding on EPS.

PREMIERE GLOBAL SERVICES, INC. AND SUBSIDIARIES
RECONCILIATION OF NON-GAAP FINANCIAL MEASURES
CONSTANT CURRENCY ADJUSTMENTS AND ORGANIC GROWTH

Prior Year Quarter Constant Currency Adjustments (3)

	Q1 - 12 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q1 - 12 (Actual)
	(Unaudited, in thousands, except per share data)

Net Revenues	$126,836	$(233)	$126,603
North America Net Revenue	$85,740	$(55)	$85,685
Europe Net Revenue	$26,392	$(613)	$25,779
Asia Pacific Net Revenue	$14,704	$435	$15,139
Non-GAAP Operating Income	$14,749	$(153)	$14,596
Non-GAAP Net Income from Continuing Operations	$8,939	$(8)	$8,931
Non-GAAP Diluted EPS from Continuing Operations	$0.18	$-	$0.18

(3) Management also presents the non-GAAP financial measures described under note 1 above, as well as net revenues and segment net revenue, on a constant currency basis compared to the same quarter in the previous year to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q1 - 11) average exchange rates.

Sequential Quarter Constant Currency Adjustments (4)

	Q1 - 12 (Constant currency)	Impact of fluctuations in foreign currency exchange rates	Q1 - 12 (Actual)
	(Unaudited, in thousands)

Net Revenues	$126,631	$(28)	$126,603

(4) Management also presents net revenues on a constant currency basis compared to the prior quarter to exclude the effects of foreign currency exchange rates, which are not completely within management's control, in order to facilitate period-to-period comparison of the company's financial results without the distortion of these fluctuations. These constant currency adjustments convert current quarter results using prior period (Q4 - 11) average exchange rates.

Organic Growth (5)

	March 31, 2011	Impact of fluctuations in foreign currency exchange rates	Organic net revenue growth	March 31, 2012	Organic net revenue growth rate
	(Unaudited, in thousands, except percentages)

Net Revenues, Three Months Ended	$116,925	$(233)	$9,911	$126,603	8.5%

(5) Management defines "organic growth" as revenue changes excluding the impact of foreign currency exchange rate fluctuations and acquisitions made during the periods presented and presents this non-GAAP financial measure to exclude the effect of these items that are not completely within management's control, such as foreign currency exchange rate fluctuations, or do not reflect the company's ongoing core operations or underlying growth, such as acquisitions.

CONTACT:
Premiere Global Services, Inc.
Sean O’Brien, 404-262-8462
Executive Vice President
Strategy & Communications